                                                                    EXHIBIT 10.3

                          RITA MEDICAL SYSTEMS, INC.

                                2000 STOCK PLAN


     1.   Purposes of the Plan.  The purposes of this 2000 Stock Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees
                -------------
appointed pursuant to Section 4 of the Plan.

          (b)  "Applicable Laws" means the legal requirements relating to the
                ---------------
administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

          (c)  "Board" means the Board of Directors of the Company.
                -----

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (e)  "Committee" means one or more committees or subcommittees
                ---------
appointed by the Board of Directors to administer the plan in accordance with
Section 4 below.

          (f)  "Common Stock" means the Common Stock of the Company.
                ------------

          (g)  "Company" means RITA Medical Systems, Inc., a Delaware
                -------
corporation.

          (h)  "Consultant" means any person, including an advisor, who is
                ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any Director of the Company whether compensated for such services or not.

          (i)  "Continuous Service Status" means the absence of any interruption
                -------------------------
or termination of service as an Employee or Consultant. Continuous Service Status shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

          (j)  "Director" means a member of the Board of Directors of the
                --------
Company.

          (k)  "Employee" means any person employed by the Company or any Parent
                --------
or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (l)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (m)  "Fair Market Value" means, as of any date, the Fair Market Value
                -----------------
of the Common Stock as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street
                                                                  -----------
Journal for the applicable date.
-------

          (n)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

          (o)  "Listed Security" means any security of the Company that is
                ---------------
listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (p)  "Named Executive" means any individual who, on the last day of
                ---------------
the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (q)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option, as designated in the applicable written Option Agreement.

          (r)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "Option" means a stock option granted pursuant to the Plan.
                ------

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          (t)  "Option Agreement" means a written agreement between an Optionee
                ----------------
and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (u)  "Optioned Stock" means the Common Stock subject to an Option or a
                --------------
Stock Purchase Right.

          (v)  "Optionee" means an Employee or Consultant who receives an
                --------
Option.

          (w)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code, or any successor provision.

          (x)  "Participant" means any holder of one or more Options or Stock
                -----------
Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

          (y)  "Plan" means this 2000 Stock Plan.
                ----

          (z) "Reporting Person" means an Officer, Director, or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (aa) "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of a Stock Purchase Right under Section 11 below.

          (bb) "Restricted Stock Purchase Agreement" means a written agreement
                -----------------------------------
between a holder of a Stock Purchase Right and the Company reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

          (cc) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
                ----------
as the same may be amended from time to time, or any successor provision.

          (dd) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (ee) "Stock Exchange" means any stock exchange or consolidated stock
                --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

          (ff) "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 11 below.

          (gg) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (hh) "Ten Percent Holder" means a person who owns stock representing
                ------------------
more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

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     3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of
         -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 5,000,000 shares of Common Stock, plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2001 and ending in 2010 equal to the lesser of (i) 1,250,000 Shares, (ii) seven percent (7%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

         (a)  General.  The Plan shall be administered by the Board or a
              -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to grant Options and Stock Purchase Rights under the Plan.

         (b)  Administration With Respect to Reporting Persons. With respect to
              ------------------------------------------------
Options and Stock Purchase Rights granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options and Stock Purchase Rights to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

         (c)  Committee Composition.  If a Committee has been appointed
              ---------------------
pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

         (d)  Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

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               (i)    to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

               (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

               (x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (e)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

     5.   Eligibility.
          -----------

          (a)  Recipients of Grants.  Nonstatutory Stock Options and Stock
               --------------------
Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b)  Type of Option.  Each Option shall be designated in the Option
               --------------
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

          (c)  $100,000 Limitation.  Notwithstanding any designation under
               -------------------
Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (d)  Employment Relationship.  The Plan shall not confer upon the
               -----------------------
holder of any Option or Stock Purchase Right any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such holder's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Limitation on Grants to Employees.  Subject to adjustment as provided
          ---------------------------------
in Section 13 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 Shares, provided that this Section 8 shall apply only after such time, if any, as the Common Stock becomes a Listed Security.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

               (i)    In the case of an Incentive Stock Option that is:

                      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)   In the case of a Nonstatutory Stock Option that is:

                      (A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                      (B) granted, prior to the date, if any on which the Common Stock becomes a Listed Security, to any other person, the per share Exercise Price shall be no less than 85% of the Fair Market Value on the date of grant, if required by the Applicable Laws and, if not so required, shall be such price as it determined by the Administrator; or

                      (C) granted on or after the date, if any, on which the Common Stock becomes a Listed Security to any person, the per Share exercise price shall be such price as determined by the Administrator; provided, however, that if the person is, at the time of grant of such option, a Named Executive of the Company, the per share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; or

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note (subject to the provisions of Section 153 of the Delaware General Corporation Law), (4) cancellation of indebtedness, (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided, however, that if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant of the Company or any Parent or Subsidiary of the Company, the Option may become fully exercisable, and a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  Subject to
               ----------------------------------------------------
Section 10(c) below, in the event of termination of an Optionee's Continuous Service Status, such Optionee may, but only within three months (or such other period of time not less than 30 days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this
Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

          (c)   Disability of Optionee.
                ----------------------

                (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) In the event of termination of an Optionee's Continuous Service Status as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within
               ---
three months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within six months from the date of termination, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee
               -----------------
during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Service Status, the Option may be exercised, at any time within twelve months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Status as an Employee or Consultant. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Extension of Exercise Period.  The Administrator shall have full
               ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service Status from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f)  Rule 16b-3.  Options granted to Reporting Persons shall comply
               ----------
with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. If required by the Applicable Laws, the purchase price of Shares subject to Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose restrictions on the purchase price, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided, however, that with respect to an Optionee who is not an officer, director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year if required by the Applicable Laws.

          (c)  Other Provisions.  The Restricted Stock Purchase Agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Stockholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     12.  Taxes.
          -----

          (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

          (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory amounts required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
                                --------

          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory amounts required to be withheld.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

     13.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, and the number of shares set forth in Sections 3(a)(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Board shall notify the Participant at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Sale of Assets.  In the event of a proposed sale of all
               ------------------------
or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's stockholders, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate as of the date of closing of the merger or sale of assets. For purposes of this Section 13(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, each holder of an Option or a Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of such transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section
13).

          (d)  Certain Distributions.  In the event of any distribution to the
               ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

     14.  Non-Transferability of Options and Stock Purchase Rights.
          --------------------------------------------------------

          (a)  General.  Except as set forth in this Section 14, Options and
               --------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of an Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 14.

          (b)  Limited Transferability Rights.  Notwithstanding anything else in
               ------------------------------
this Section 14, prior to the date, if any, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to "Immediate Family" (as defined below), on such terms and conditions as the Administrator deems appropriate. Following the date, if any, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying the manner in which such Nonstatutory Stock Options are transferable. "Immediate Family" means any
                                               ----------------
child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     15.  Time of Granting Options and Stock Purchase Rights. The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Authority to Amend or Terminate.  The Board may at any time
               -------------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  No amendment or termination
               ----------------------------------
of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall approve from time to time.

     20.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options and Stock Purchase Rights issued under the Plan shall become void in the event such approval is not obtained.

     21.  Information and Documents to Participants and Purchasers.  Prior to
          --------------------------------------------------------
the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Participant and to each individual who acquired Shares Pursuant to the Plan, during the period such Participant or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Participant or the Purchaser a copy of the Plan and any agreement(s) pursuant to which securities granted under the Plan are issued.

                           RITA MEDICAL SYSTEMS, INC.

                                2000 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------



((Optionee))
((OptioneeAddress1))
((OptioneeAddress2))

     You have been granted an option to purchase Common Stock of RITA Medical Systems, Inc., (the "Company") as follows:
                     -------

     Board Approval Date:               ((BoardApprovalDate))

     Date of Grant (Later of Board
     Approval Date or
     Commencement of
     Employment/Consulting):            ((GrantDate))

     Exercise Price Per Share:          ((ExercisePrice))

     Total Number of Shares Granted:    ((NoofShares))

     Total Exercise Price:              ((TotalExercisePrice))

     Type of Option:                    ((NoSharesISO)) Shares Incentive Stock
                                        Option

                                        ((NoSharesNSO)) Shares Nonstatutory
                                        Stock Option

     Expiration Date:                   ((Term))/((ExpirDate))

     Vesting Commencement Date:         ((VestingCommenceDate))

     Vesting/Exercise Schedule:         So long as your employment or consulting
                                        relationship with the Company continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:
                                        ___________ of the Shares subject to the Option shall vest and become exercisable on the ________ month anniversary of the Vesting Commencement Date and _______ of the total number of Shares subject to the Option shall vest and become exercisable each month thereafter.

     Termination Period:                Option may be exercised for three (3)
                                        months after termination of employment
                                        or consulting relationship except as set out in Section 5 of the Stock Option
                                        Agreement (but in no event later than
                                        the Expiration Date). Optionee is
                                        responsible for keeping track of these
                                        exercise periods following termination
                                        for any reason of his or her service
                                        relationship with the Company. The
                                        Company will not provide further notice
                                        of such periods.

     Transferability:                   This Option may not be transferred.

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the RITA Medical Systems, Inc. 2000 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

     In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.


                                             RITA Medical Systems, Inc.


_________________________________            By:________________________________
((Optionee))                                 Name:______________________________
                                             Title:_____________________________
_________________________________
Print Name

                           RITA MEDICAL SYSTEMS, INC.

                                2000 STOCK PLAN

                             STOCK OPTION AGREEMENT
                             ----------------------

     1.   Grant of Option. RITA Medical Systems, Inc., a Delaware corporation
          ---------------
(the "Company"), hereby grants to ((Optionee)) ("Optionee"), an option (the
      -------                                    --------
"Option") to purchase the total number of shares of Common Stock (the "Shares")
-------                                                                ------
set forth in the Notice of Stock Option Grant (the "Notice"), at the exercise
                                                    ------
price per Share set forth in the Notice (the "Exercise Price") subject to the
                                              --------------
terms, definitions and provisions of the RITA Medical Systems, Inc. 2000 Stock Plan (the "Plan") adopted by the Company, which is incorporated in this
           ----
Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice.

     2.   Designation of Option.  This Option is intended to be an Incentive
          ---------------------
Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

     Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

     3.   Exercise of Option.  This Option shall be exercisable during its term
          ------------------
in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

               (i) This Option may not be exercised for a fraction of a share.

               (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by
Section 5 below, subject to the limitations contained in this Section 3.

               (iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

          (b)  Method of Exercise.
               ------------------

               (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A or in
                                                              ---------
any other form of notice approved by the Plan Administrator) which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               (ii) As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

               (iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     4.   Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination of the following, at the election of Optionee:

          (a)  cash or check; or

          (b) following the date, if any, upon which the Common Stock is a Listed Security, delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.   Termination of Relationship.  Following the date of termination of
          ---------------------------
Optionee's Continuous Service Status for any reason (the "Termination Date"),
                                                          ----------------
Optionee may exercise the Option only as set forth in the Notice and this
Section 5.  To the extent that Optionee is not
entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

          (a)  Termination.  In the event of termination of Optionee's
               -----------
Continuous Service Status other than as a result of Optionee's disability or death, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the
                  ----------------
Termination Period set forth in the Notice.

          (b)  Other Terminations.  In connection with any termination other
               ------------------
than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

               (i)    Termination upon Disability of Optionee.  In the event of
                      ---------------------------------------
termination of Optionee's Continuous Service Status as a result of Optionee's disability, Optionee may, but only within six months from the Termination Date, exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date.

               (ii)   Death of Optionee.   In the event of the death of Optionee
                      -----------------
(a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within twelve months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option as of the Termination Date.

     6.   Non-Transferability of Option.  Except as otherwise set forth in the
          -----------------------------
Notice, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     7.   Tax Consequences.  Below is a brief summary as of the date of this
          ----------------
Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant.
THIS SUMMARY IS INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  Incentive Stock Option.
               ----------------------

               (i)    Tax Treatment upon Exercise and Sale of Shares.  If this
                      ----------------------------------------------
Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise. If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

               (ii)   Notice of Disqualifying Dispositions.  With respect to any
                      ------------------------------------
Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date two years after the Option grant date, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

          (b)  Nonstatutory Stock Option.  If this Option does not qualify as an
               -------------------------
Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If Shares issued upon exercise of a Nonstatutory Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     8.   Effect of Agreement.  Optionee acknowledges receipt of a copy of the
          -------------------
Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

     9.   Lock-Up Agreement.  In connection with the initial public offering of
          -----------------
the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

To:       RITA Medical Systems, Inc.
Attn:     Stock Option Administrator
Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of RITA Medical Systems, Inc. Common Stock, under and pursuant to the Company's 2000 Stock Plan and the Stock Option Agreement dated ___________, as follows:

          Grant Number:            _____________________________________________

          Date of Purchase:        _____________________________________________

          Number of Shares:        _____________________________________________

          Purchase Price:          _____________________________________________

          Method of Payment
          of Purchase Price:       _____________________________________________

     Social Security No.:  _____________________________________________________

     The shares should be issued as follows:

          Name:     _____________________________________________

          Address:  _____________________________________________

                    _____________________________________________

                    _____________________________________________

          Signed:   _____________________________________________

          Date:     _____________________________________________